United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

December 29, 2021

Date of Report (Date of earliest event reported)

AETHERIUM ACQUISITION CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41189	86-3449713
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

79B Pemberwick Rd. Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 450-6836

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one Redeemable Warrant	GMFIU	The Nasdaq Stock Market LLC
Class A Common Stock, par value $0.0001 per share	GMFI	The Nasdaq Stock Market LLC
Warrants	GMFIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 3, 2022, Aetherium Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 10,000,000 (the “Units”), each Unit consisting of one share of Class A common stock of the Company, par value $0.0001 per share (the “Class A Common Stock”) and one redeemable warrant (“Warrant”), each Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share, subject to adjustment. The closing included the full exercise of the underwriter’s over-allotment option. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $115,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-258072) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on July 21, 2021 (as amended, the “Registration Statement”):

●	An Underwriting Agreement, dated December 29, 2021 by and among the Company and EF Hutton, division of Benchmark Investments, LLC, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

●	A Warrant Agreement, dated December 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

●	A Letter Agreement, dated December 29, 2021, by and among the Company and its officers, directors, the Company’s sponsor, Aetherium Capital Holdings LLC (the “Sponsor”), and certain other initial stockholders, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

●	An Investment Management Trust Agreement, dated December 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

●	A Registration Rights Agreement, dated December 29, 2021, by and among the Company and certain security holders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

●	An Administrative Support Agreement, dated December 29, 2021, by and between the Company and ARC Group Limited, the Company’s financial advisor, a copy of which is attached as Exhibit 10.4 and incorporated herein by reference.

●	Indemnification Agreements, dated December 29, 2021, by and between the Company and each of the officers and directors of the Company, a form of which is attached as Exhibit 10.5 and incorporated herein by reference.

●	A Private Placement Unit Subscription Agreement, dated December 29, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.6 and incorporated herein by reference.

As of January 3, 2022, a total of $116,725,000 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of January 3, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with the Sponsor of an aggregate of 528,500 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total gross proceeds of $5,285,000.

The Private Units are identical to the Units sold in the IPO. The holders have agreed not to transfer, assign, or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 days after the date the Company completes its initial business combination. The holders were also granted certain demand and piggyback registration rights in connection with the purchase of the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws

On December 29, 2021, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. On December 29, 2021, in connection with the IPO, the Company amended and restated its bylaws. Copies of the Company’s Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference herein.

Item 8.01. Other Events

On December 29, 2021, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On January 3, 2022, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated December 29, 2021, by and among the Company and EF Hutton, division of Benchmark Investments, LLC, as representative of the several underwriters

3.1	Amended & Restated Certificate of Incorporation of the Company

3.2	Amended & Restated Bylaws of the Company

4.1	Warrant Agreement, dated December 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.1	Letter Agreement, dated December 29, 2021, by and among the Company, its officers and directors, the Sponsor and certain other stockholders party thereto

10.2	Investment Management Trust Agreement, dated December 29, 2021, by and between the Company and Continental Stock Transfer & Trust Company

10.3	Registration Rights Agreement, dated December 29, 2021, by and among the Company, the Sponsor, and certain other stockholders party thereto

10.4	Administrative Support Agreement, dated December 29, 2021, by and between the Company and ARC Group Limited

10.5	Form of Indemnity Agreement, dated December 29, 2021, by and between the Company and each of its officers and directors

10.6	Private Placement Unit Subscription Agreement, dated December 29, 2021, by and between the Company and the Sponsor

99.1	Press Release, dated December 29, 2021

99.2	Press Release, dated January 3, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 4, 2022

AETHERIUM ACQUISITION CORP.

By:	/s/ Jonathan Chan
Name:	Jonathan Chan
Title:	Chief Executive Officer and Chairman